UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2014

Malvern Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item      5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(a)   Not applicable

(b)   Not applicable.

(c)   On September 23, 2014, Anthony C. Weagley, age 53, was appointed President and Chief Executive Officer of Malvern Bancorp, Inc. the (“Company”) and its wholly owned subsidiary, Malvern Federal Savings Bank (the “Bank”).  Previously, Mr. Weagley served as President and Chief Executive Officer and Director of Center Bancorp, Inc. and its wholly owned subsidiary, Union Center National Bank, Union, New Jersey.

There are no arrangements or understandings between a director or executive officer of the Company and Mr. Weagley pursuant to which he was named an executive officer and director of the Company.  No directors or executive officers of the Company or the Bank are related to Mr. Weagley by blood, marriage or adoption. Mr. Weagley has not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission. Mr. Weagley will receive a base annual salary of $300,000. Mr. Weagley will also participate in all of the Company’s employee benefit plans.

A copy of the related press release issued by the Company on September 23, 2014 announcing Mr. Weagley’s hiring is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     (d)   On September 23, 2014, Mr. Weagley also was appointed to the Boards of Directors of the Company and the Bank to a term of office expiring at the 2015 Annual Meeting of Shareholders.

On April 22, 2014, Robert C.F. Willson was appointed to the Board of Directors of the Company to a term of office expiring at the 2016 Annual Meeting of Shareholders. Mr. Willson’s appointment to the Board of Directors of the Bank is pending, subject to non-objection by the Office of the Comptroller of the Currency.

There was no arrangement or understanding between Mr. Willson and any other person pursuant to which he was selected as a director. There are no family relationships between Mr. Willson and any of the Company’s directors and executive offices and Mr. Willson has not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

     (e)   Not applicable

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1	Press release dated September 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: September 24, 2014	By:	/s/Anthony C. Weagley
Anthony C. Weagley
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated September 23, 2014